Strategy For Growth December 13, 2006 Four Seasons Hotel 57 East 57th Street New York, NY 10022

Welcome Kathy Makrakis Vice President Investor Relations

Forward Looking Statement Statements made in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to future financial expectations, involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Information on other significant potential risks and uncertainties not discussed herein may be found in the Company's filings with the Securities and Exchange Commission including its Form 10K for the year ended December 31, 2005.

Webcast Information and Presentation Assumptions This presentation is available in a listen only mode via the internet at http://www.streetevents.com, or http://www.alpharma.com until December 20, 2006. These materials are meant for use only in connection with the oral presentation being made by the company at its analyst meeting on December 13, 2006 as many assumptions, risks and other facts material to the understanding of these slides will be presented at the conference. Since these materials were prepared specifically for the December 13, 2006 conference, the company does not undertake to update this material for developments, risks or circumstances after that date. The potential revenue and margin opportunity related to growth initiatives in this presentation are based on assumptions which the company believes to be reasonable, but because they cover several years and, in many cases represent the estimated targets for new strategies, or the introduction of new products, they are subject to inherent risks, including risks disclosed in the company's most recent 10K filing, that could cause actual results to vary materially.

Agenda TOPIC PRESENTERS PRESENTERS Welcome and Agenda Kathleen Makrakis Vice President Investor Relations Strategy for Growth Dean Mitchell President and CEO Pharmaceuticals Development Update Introduction Dr. Joseph Stauffer Vice President Clinical Research & Medical Affairs Abuse Deterrent Market Need Dr. Nathaniel Katz Assistant Professor of Anesthesia Tufts University School of Medicine KADIAN(r) NT Clinical Data KADIAN(r) Alcohol Study Results Dr. Joseph Stauffer Vice President Clinical Research & Medical Affairs Financial Overview Jeff Campbell Vice President, Finance Wrap Up Question and Answer Session Dean Mitchell President and CEO

Strategy for Growth Dean Mitchell President and CEO

What I Plan to Cover Progress in 2006 Strategy Development Priorities Overall Strategic Direction Pharmaceutical Strategy Animal Health Strategy Active Pharmaceutical Ingredient Strategy

Class B Shares In discussions with AL Industrier (ALI) to repurchase shares Represents 22% of outstanding shares

Progress Versus 2006 Milestones MILESTONE STATUS Pharmaceuticals KADIAN(r) NT Phase II clinicals KADIAN(r) alcohol studies Initiate Phase III clinical program Extend product line Continued prescription growth Complete - results positive Complete - results positive Underway 80mg approved and launched Programs in place AHD Five new product launches Three new indications 15 approvals in new geographies On track to achieve Completed five year-to-date 18 approvals achieved API Launch three new products in 2006 3 new products: teicoplanin mupirocin fluticasone

Strategy Development Priorities Maximize shareholder return over five years Create a growth company with a sustainable future Balance risk/reward profile Tight focus on growth drivers

Overall Strategic Direction Create a high value specialty pharmaceutical business Three strong businesses with varying opportunities to achieve further growth and profitability organically and through business development activities Innovation funded from cash flows and financing Build capabilities to drive innovation across all businesses Disciplined operating cost management Solid Base to Fund Innovation

Total Company: Five Year Revenue Target Revenue $ in millions 2006 Pharmaceuticals API AHD 2011 500 1000 1500 40-50% CAGR 6 - 8% CAGR 6 - 8% CAGR

Revenue Targeted to Approach $1 Billion in 2009 2009 2006 Pharmaceuticals API AHD 2011 500 1000 1500 Revenue $ in millions

2007 EPS Outlook* $1.15 - $1.30 * Excludes business development transactions

Pharmaceuticals Strategy Maintain KADIAN(r) growth and defend IP Ensure KADIAN(r) NT product development and commercialization Leverage NT technology with other molecules Reduce risk and build scale by expanding pain portfolio through in-licensing/acquisition Broaden therapeutic area focus in 3-5 year horizon Invest to strengthen internal talent and capabilities Innovation Driven by Product Development, Commercialization and Business Development

2006 Estimate 2011 Target ???? 145 1000 Five Year Revenue Target - Pharmaceuticals Revenue to exceed $1B in five years Growth driven by abuse deterrent program and business development Significant R&D investment to support abuse deterrent programs SG&A ramp up to support expansion of product portfolio and associated revenues High Investment, High Return $ in millions 40-50% CAGR Business Development Organic Growth

Abuse Deterrent Market Research Study of 275 high prescribing from specialties Measure overall reactions to profile and likelihood of prescribing KADIAN(r) NT Evaluate importance of product launch sequence, abuse- resistant technology and pricing on prescribing likelihood

Abuse Deterrent Opportunity Abuse Deterrent Long Acting Opioids are Targeted to Capture 50% of the Long-Acting Opioid Market Abuse Deterrent Non-Abuse Deterrent Share 50 50 Long-Acting Opioid Market - 2010 (Projected) Abuse Deterrent Products 50% Non-Abuse Deterrent Products 50% Source: Alpharma Primary Market Research Typical top prescriber is concerned about abuse or diversion risk in 30-40% of opioid-receiving patients

Very Important Somewhat Important Not Important 0.61 0.35 0.04 Importance of Abuse Deterrence to Prescribing Doctors Source: Merrill Lynch Survey, May 2006 96% of Surveyed MD's Considered Abuse Deterrence Important

2007 Key Deliverables - Pharmaceuticals KADIAN(r) revenue growth Expand product portfolio via business development Execute NT Phase III clinical program Leverage NT technology to other molecules

Animal Health Strategy Increase penetration in developing markets Continue main focus on production animal markets; Broaden portfolio for cattle Enhance product line with complementary products Invest to strengthen innovation capability Continue to pursue low cost sourcing Targeted business development/acquisition

Five Year Revenue Target - Animal Health Revenue to exceed $500 million in 2011 Organic growth driven by new geographies, line extensions, new products Continued strong operating margin and cash generation Targeted investments 2006 Estimate 2011 Target ???? 345 440 Continue to Grow Solid Business $ in millions 6 - 8% CAGR Business Development

2007 Key Deliverables - AH Revenue growth in key products Launch 7 new products in 2007 20 new registrations for existing products in new geographies 7 new product indications 5% of sales from products launched in 2005-2007

API Strategy Build portfolio of new API and finished product opportunities Forward integrate into injectables to move up the value chain Continue migration to lower cost sourcing through acquisitions and alliances Innovation built on new product development and partnerships Maintain position of high quality, customer service and low cost production on key products Innovation in Fast-Changing Market

Five Year Revenue Target - API Targeting revenues of $250+ Growth driven by vancomycin, finished product sales, and new API's Operating margin stable Capex investment through 2007 to support expansion into injectables finished form 2006 Estimate 2011 Target ???? 170 230 Leveraging Key Products with Finished Dosage Form Capabilities $ in millions 6 - 8% CAGR Alliances

2007 Key Deliverables - API Continued vancomycin growth Complete Hisun construction, scale up and validation Complete injectable finished product facility in Copenhagen Launch 2 new products

Changing Company Profile Revenues Targeted to Shift to Higher Margin Business Mix OI Margin - 15% OI Margin - 30+% API Pharmaceuticals AH 0.26 0.22 0.52 API AH Pharmaceuticals API Pharmaceuticals AH 0.14 0.58 0.28 API AH Pharmaceuticals

Alpharma Pharmaceuticals Nathaniel Katz, MD, MS Assistant Professor of Anesthesia Tufts University School of Medicine Joseph Stauffer, DO Vice President Clinical Research & Medical Affairs

What We'll Talk About Abuse Deterrent Market Need KADIAN(r) NT Clinical Data Oxycodone Abuse Deterrent Program KADIAN(r) Alcohol Study Results Summary

The Market Need for an Abuse Deterrent Product Nathaniel Katz, MD, MS Assistant Professor of Anesthesia Tufts University School of Medicine

Discussion Objectives To characterize the prescription opioid problem To clarify the relationship between opioid prescribing and prescription opioid abuse To characterize the costs of prescription opioid abuse To present a rationale for the role of abuse-deterrent products in addressing the twin public health problems of pain and prescription opioid abuse Strategy for Growth

Chronic Pain and Opioids Chronic pain is a common and burdensome medical condition It is frequently refractory to conservative treatments Opioid therapy appears to be safe and effective long-term in a subgroup of patients with chronic pain Opioid trials for chronic pain are justified However, prescription opioid abuse is a growing problem Chronic Pain is Under Treated as a Result of Abuse Concern Strategy for Growth

Non-medical Pain Reliever Use, Age 12 or Older: 2002 Lifetime Use Past Year Use Past Month Use Past Year Dependence or Abuse 29.6 10.9 4.4 1.5 SAMHSA. 2004 National Survey on Drug Use and Health

Marijuana Opioid Analgesics Cocaine Tranquilizers Stimulants Hallucinogens Heroin Inhalants Sedatives 4.23 1.51 1.49 0.51 0.44 0.43 0.21 0.18 0.15 Illicit Drug Dependence or Abuse, Age 12 or Older: 2002 SAMHSA. The NSDUH Report. 2004 Numbers in millions

New Illicit Drug Use in the United States: 2005 SAMHSA. Results From the 2005 National Survey on Drug Use and Health. DHHS Publication No. SMA 06-4194, 2006. *526,000 new non-medical users of OxyContin(r). Pain Relievers* Tranquilizers Cocaine Ecstasy LSD PCP Marijuana Inhalants Stimulants Sedatives Heroin 77 108 243 247 615 647 872 877 1286 2114 2193 0 500 1000 1500 2000 2500 Numbers in Thousands

Does Opioid Prescribing Drive Prescription Opioid Abuse? 30% to 45% of prescription opioid abusers report their first opioid prescription was from a doctor for pain Prevalence of comorbid substance abuse among pain patients on opioids is 20% to 40% Most prescription opioid abusers obtain drugs from either their own prescriptions or those of friends and family A significant minority of prescription opioid abusers were not at apparent high risk prior to first exposure Potter JS et al. Drug Alcohol Depend. 2004;76:213-215; Hays LR. J Addict Dis. 2004;23:1-9; Jamison RN et al. J Pain Symptom Manage. 2000;19:53-62; NSDUH 2004; NAVIPPRO. Strategy for Growth

Pain Relievers Obtained for Non-medical Use: Sources Reported by Users* *Source of drugs for the most recent non-medical use of pain relievers reported by persons aged 12 or older in the United States 2005. SAMHSA. Results From the 2005 National Survey on Drug Use and Health. DHHS Publication No. SMA 06-4194, 2006. 59.8 16.8 4.3 0.8 Percent 0 10 20 30 40 50 60 70 Friend/Relative One Doctor Dealer/Stranger Internet Strategy for Growth

Health Care* 30% Workplace‡ 53% Criminal Justice† 17% Total Cost 2001 = $8.6 billion Total Cost 2005 = $9.5 billion The Cost of Prescription Opioid Abuse in the United States Prescription Opioid Abuse is a Significant Public Health Problem $4.6 billion $2.6 billion $1.4 billion *Includes costs related to prescription opioid (RxO) abuse treatment and excess medical costs of RxO abusers; †Includes direct costs of the criminal justice system and victims of crime as a result of RxO abuse; ‡Includes direct and indirect workplace costs that may be associated with RxO abuse. $4.6 billion $1.4 billion $2.6 billion Birnbaum H et al. Clin J Pain. 2006;22:667-676. Strategy for Growth

Average Annual Direct Costs* of Opioid Abusers and Nonabusers: Administrative Claims Data Direct Costs of Opioid Abuse Among an Insured Population in the US. Presented at the American Society of Health- System Pharmacists Midyear Clinical Meeting and Exhibits, December 5-9, 2004. Other Costs† Outpatient Costs Hospital Inpatient Costs Drug Costs Total Direct Cost = $1,830 Total Direct Cost = $15,884 11% 51% 17% 21% 5% 34% 48% 13% Opioid Abusers Non-abusers $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 * Costs are in 2003 dollars. The difference between mean annual cost of an opioid abuser and non-abusers are statistically significantly different at the 1% level P<0.01 except for "Other Costs" for which the "Other Place of Service" component is significantly different at the 5% level P<0.05. †"Other Costs" include "Other Place of Service" and "ER" costs.

Risk Management Balance Pain Relief Prescription Opioid Abuse Abuse Deterrent Option will Enhance Pain Treatment Strategy for Growth

Joseph W. Stauffer, DO Vice President Clinical Research & Medical Affairs Adjunct Assistant Professor Johns Hopkins University Hospital Department of Anesthesiology & Critical Care Medicine Division of Pain Medicine

Opioid Abuse-Deterrent Technologies Hierarchy Combination Mechanisms - Pharmacologic + physical Pharmacologic - Bioavailable agonist with sequestered antagonist - Prodrug Aversive Component - Capsaicin - burning sensation - Ipecac - emetic - Niacin - flushing Physical - Difficult to crush - Difficult to extract Packaging - RFID - protection - Tamper-proof bottles Increasing Abuse Deterrence RFID = radio frequency identification

KADIAN KADIAN(r) Versus Abuse-deterrent Product

Phase I Phase II (29-727-1N) To determine the release of NTX from 2 investigational formulations. Status: Completed (ALO-KNT-201) To assess the appropriate naltrexone-to-morphine ratio in the NT. Status: Completed (ALPH-KNT-002) To determine the release of NTX from 2 investigational formulations. Status: Completed (ALO-KNT-202) To assess the steady state pharmacokinetics and efficacy of the NT in opioid tolerant pts with moderate to severe pain. Status: Completed (20-778-1N) To optimize the NT formulation. Status: Completed Phase III (20-779-1N) To further optimize the NT formulation in the presence of food. Status: Completed (20-780-1N) To further optimize the NT formulation in the presence of food. Status: Completed (ALO-KNT-301) To establish superiority of the NT versus placebo. Status: Investigator meeting completed 12/8-9/06 (20-903-AU) To further optimize the NT formulation in the presence of food. Status: Completed (ALO-KNT-302) To establish long-term safety of the NT in a chronic pain population. Status: Investigator meeting held 11/17-18/06. FPI: 12/06 (20-924-AU) To further optimize the 2nd generation NT formulation in the presence of food. Status: Completed Clinical Development Plan For NT: Key Elements

Phase II Overview Study Design Multidose PK/PD of osteoarthritis of hip and knee Double-blind, randomized, crossover, multicenter study (N=72) KADIAN(r) versus NT Study Objectives Similar morphine release profiles between KADIAN(r) and NT Demonstrate that NT is as effective as KADIAN(r) Look for withdrawal symptoms and adverse event profiles Characterize the presence of naltrexone levels at steady state

Mean Plasma Morphine Concentration-Time Profile Following Q12h Dosing With Either KADIAN(r) or NT for 14 Days (N=68) Time (hour) 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 10000 11000 12000 0 2 4 6 8 10 12 Plasma Morphine Concentration (pg/mL) NT Similar Morphine Plasma Profiles Achieved KADIAN(r)

Brief Pain Inventory (BPI) Results (N=69) 0 1 2 3 4 5 6 7 8 9 10 0 2 4 6 8 10 12 14 Day of Treatment BPI Average Pain in the Past 24 Hours Baseline Pain Score at Flare Nearly Identical Pain-Relief Between KADIAN(r) and NT NT KADIAN(r)

Daily Diary by Sequence 0 5 10 15 20 25 30 35 40 0 2 4 6 8 10 Study Day Mean Daily Pain KADIAN(r) crossed to NT NT crossed to KADIAN(r) There Is No Sequence Effect NT KADIAN(r)

WOMAC Day 14 Results Pain Stiffness Physical Function KADIAN 116.2 63.4 467.3 NT 104 53.2 425.5 0 - 500 scale 0 - 200 scale 0 - 1700 scale WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index. (r) No Differences in WOMAC Scores

Total Average Rescue Medication Use Over Two-Week Treatment Period (ITT Population, Completers) Median = 2 tablets of APAP for both groups. P=0.4941 from mixed model. Average APAP Use Was Less Than 1 Tablet Per Day Average Number Tablets of APAP (500 mg) Over 2 Weeks KADIAN ADP 9 10 (r)

Phase II Conclusions NT morphine release profile similar to KADIAN(r) Clinical comparison based on Mean in-clinic pain scores from BPI Average daily pain score from home diary WOMAC Patient global assessment Adverse Event profile Use of rescue medication (APAP) The majority of patients had no measurable plasma naltrexone level Clinical Proof of Concept in Chronic Pain Patients Achieved

Phase III Safety Study Overview Long-term, open-label safety study Chronic moderate to severe, non-cancer pain Rescue: 2 gm APAP/day Baseline Visit Day 0 Titration (up or down continuous throughout study) Titration Criteria Tolerating meds PI >3 (in past 24 hrs) Investigator and subject agree an increase is needed Final Visit Month 12 Follow-Up Visit Month 13 PI = pain intensity

Safety Study Objectives Evaluate The long-term efficacy of KADIAN(r) NT during a 12-month period by assessing: Pain intensity in the past 24 hours using the BPI Short Form The Global Assessment of Study Drug Opioid withdrawal symptoms Population PK (pharmacokinetic) Study Endpoints Consistent with FDA Expectations

Phase III Efficacy Study Overview Randomized, double-blind, placebo-controlled Moderate to severe osteoarthritis (OA) of the hip or knee 2 gm acetaminophen per day ADP (tapered after 12 weeks) Placebo (taper) Screening Visit Day -14 to -7 Baseline Visit Day 0 Randomization Visit Washout 2-7 Days Maintenance 12 Weeks Titration Up to 45 Days

Objectives Primary Objective: Evaluate the efficacy of KADIAN(r) NT compared with placebo for the treatment of chronic moderate to severe pain (focusing on OA of the hip or knee) Secondary Objectives: Adverse events Clinical laboratory data WOMAC Patient Global Impression of Change

Timeline for KADIAN(r) NT Abuse Deterrent Program Phase III Trials Initiated 4Q 06 Phase III Trials Complete 4Q 07/1Q 08 File NDA 1H 08 Efficacy Trial Conducted Under SPA and on Track

Pre Clinical IND Phase I Phase II Phase III Sources: FDA, Clinicaltrials.gov, Alpharma data on file NDA * Last updated Dec. 2006 Abuse-deterrent Product Development Timelines Alpharma in a Lead Position in Abuse Deterrence KADIAN(r) NT (Alpharma) Remoxy (Pain Therapeutics) Oxycodone NT (Alpharma) Oxy-Nal (Elite) NRP290 (New River) Oxy-ADF (Acura)

Oxycodone Abuse Deterrent Program Euphoria abatement study initiated - November 2006 Clinical data due 1Q 2007 Plan to initiate Phase III program - 4Q 2007 Leveraging Abuse Deterrent Technology

KADIAN(r) Alcohol Study

Time (Hr) Serum Morphine Concentration (ng/mL) 0 6 12 18 24 30 36 42 48 0.0 2.5 5.0 7.5 10.0 12.5 15.0 17.5 Alcohol Effect on Serum Concentration of KADIAN(r) Alcohol Does Not Impact KADIAN(r) Formulation KADIAN(r) 100 + Alcohol/Fast (N=27) KADIAN(r) 100 + Water/Fast (N=26) KADIAN(r) 100 + Alcohol/Fed (N=25)

KADIAN(r) Black Box Has No Alcohol Warning* Opana ER Label PATIENTS MUST NOT CONSUME ALCOHOLIC BEVERAGES, OR PRESCRIPTION OR NONPRESCRIPTION MEDICATIONS CONTAINING ALCOHOL, WHILE ON OPANA ER THERAPY. THE CO-INGESTION OF ALCOHOL WITH OPANA ER MAY RESULT IN INCREASED PLASMA LEVELS AND A POTENTIALLY FATAL OVERDOSE OF OXYMORPHONE. Avinza Label PATIENTS MUST NOT CONSUME ALCOHOLIC BEVERAGES WHILE ON AVINZA THERAPY. ADDITIONALLY, PATIENTS MUST NOT USE PRESCRIPTION OR NON- PRESCRIPTION MEDICATIONS CONTAINING ALCOHOL WHILE ON AVINZA THERAPY. CONSUMPTION OF ALCOHOL WHILE TAKING AVINZA MAY RESULT IN THE RAPID RELEASE AND ABSORPTION OF A POTENTIALLY FATAL DOSE OF MORPHINE. Opportunity for Product Differentiation *Subject to final FDA label approval

Summary New data on alcohol differentiates KADIAN(r) in the market place Package insert submitted to FDA 80mg KADIAN(r) approved in October 2006 NT Technology has achieved clinical proof of concept KADIAN(r) NT Phase III Efficacy trial initiated under Special Protocol Assessment (SPA) Phase II abuse deterrent program initiated with oxycodone Clinical Achievements Leading the Way to Significant Market Potential

Financial Overview Jeff Campbell Vice President, Finance

2003 2004 2005 479 513 554 2003 2004 2005 69 74 95 ALO Financial History $ in millions * Excluding asset impairments CAGR 8% Established Growth CAGR 17%

2003 2005 65 102 2003 2005 281 325 Revenue History By Business* 2003 2005 124 138 Precedent for Growth CAGR 25% Pharmaceuticals AHD API CAGR 5% CAGR 8% * Continuing operations

Q3 Year-To-Date 2006 Financial Results 2005 2006 397 484 2005 2006 63 73 Revenues Operating Income $ in millions 22% 18% 16% * * Revenue previously reported by the divested international generics business

2007 Outlook Full year 2007 EPS outlook of $1.15 - $1.30 includes following assumptions Business development transactions are excluded from the outlook No material adverse effects from risk factors in most recent Form 10-K Pharmaceuticals KADIAN(r) revenue growth; 15% - 20% Incremental R&D $25 - $30 million for abuse-deterrent platform Increased SG&A infrastructure to support growing business: $10 - $15 million R&D and SG&A expected to be higher in first half versus second half Animal Health 6% - 8% revenue growth and sustained strong margins API 6% - 8% revenue growth and margins approximating 2006 levels Capacity to supply growing vancomycin demand Corporate/Unallocated Year- to -year reductions of approximately $12 - $14 million Outlook excludes potential costs/cash associated with pension plan changes

2003 2004 2005 2006 2007 R&D Spending 21 25 27 45 78 % of Sales 4.5 5 4.9 7 10 R&D Investment Ramping-up Investment in New Products and New Technologies $ in millions NT NT R&D as a % of Sales

Other Financial Data 2007 Outlook Capital Expenditures $55 - $60 Depreciation and Amortization $47 EBITDA $130 - $142 Free Cash Flow* Outlook of $40 to $50 Million for Full Year 2007 * Free cash flow is based on reported operating cash flow less capital expenditures and dividend payments $ in millions

Financial Resources Available to Support Strategic Plan Estimated Cash Balance $400 Free Cash Flow 2007 $40 - $50 Cash Based Financing $300 - $400 $740 - $850 Significant Resources Available, Multiple Additional Avenues for Liquidity $ in millions

Wrap Up Dean Mitchell President and CEO

2007 Targeted Milestones PHARMACEUTICALS API AH KADIAN(r) revenue growth Expand product portfolio via business development Execute Phase III clinical program Leverage NT Technology to other molecules Continue vancomycin growth Complete injectable finished product facility Launch two new products Increase market share in key products Launch seven new products 20 new registrations for existing products in new geographies Seven new product indications Innovation in All Businesses Will Drive Future Growth

Summary The company is undergoing significant change An aggressive growth plan based on three strong businesses Clear opportunities to create the growth, both organically and externally KADIAN(r) is an important, but diminishing priority

Questions and Answers